Exhibit 10.1

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the ServiceSource International, Inc. (the “Company”) 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in the Option Agreement.

I.	NOTICE OF GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase shares of Common Stock of the Company (“Shares”), subject to the terms and conditions of the Plan and the Option Agreement, as follows:

Grant Number

Grant Date

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:	10 Years From the Grant Date

Vesting Schedule:

Subject to accelerated vesting as set forth in duly authorized written agreements by and between the Optionee and the Company, this Option may be exercised, in whole or in part, in accordance with the following schedule:

[Insert Vesting Schedule]

II.	AGREEMENT

1.	Grant of Option.

The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Grant section of the Stock Option Agreement (the “Notice of Grant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Stock Option Agreement, including any special terms and conditions for the Optionee’s country of residence contained in the Appendix (as defined below) (together, the “Option Agreement”) and the Plan (which is incorporated herein by reference). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement, subject to the Optionee’s remaining a Service Provider on each vesting date.

(b) Post-Termination Exercise Period. Unless otherwise provided in Section 2(c), if the Optionee ceases to be a Service Provider, then this Option may be exercised, but only to the extent vested on the date of such cessation as a Service Provider, until the earlier of (i) ninety days after the date upon which the Optionee ceases to be a Service Provider, or (ii) the original ten-year Option term.

(c) Termination for Cause. Notwithstanding any other provision of this Option Agreement or the Plan, in the event that the Optionee is terminated for Cause (as defined herein), the Option shall terminate in its entirety, whether vested or unvested, and the Optionee shall have no further rights with respect to such Option.

For purposes of this Option Agreement, “Cause” means the occurrence of any of the following events, as determined by the Company in its sole discretion: (i) the Optionee’s commission of, or participation in, acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude; (ii) the Optionee’s intentional, material violation of any contract or agreement between the Optionee and the Company or the Company’s Subsidiary or affiliate employing the Optionee (the “Employer”) or any statutory duty owed to the Company or the Employer; (iii) the Optionee’s unauthorized use or disclosure of the proprietary or confidential Information of the Company or the Employer, or (iv) the Optionee’s gross failure perform, refusal to perform, or neglect in the performance of, his or her duties, functions or responsibilities.

(d) Method of Exercise. This Option may be exercised with respect to all or any part of any vested Shares by giving the Company or any third-party stock option plan administrator designated by the Company written or electronic notice of such exercise, in the form designated by the Company or the Company’s designated third-party stock option plan administrator, specifying the number of Shares as to which this Option is exercised and accompanied by payment of the aggregate Exercise Price and any Tax-Related Items (as defined in Section 5 below) as to all exercised Shares.

This Option shall be deemed to be exercised upon receipt by the Company or any third-party stock option plan administrator designated by the Company of such fully executed exercise notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws, as determined by the Company.

(e) Payment of Exercise Price. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker designated by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

3.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

5.	Tax Consequences.

Regardless of any action the Company or the Optionee’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including but not limited to, the grant, vesting or exercise of the Option, the issuance of Shares pursuant to the exercise of the Option, the sale of Shares acquired under the Plan or the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Optionee’s participation in the Plan to reduce or eliminate the Optionee’s liability for Tax-Related Items or to achieve any particular tax result. Further, if the Optionee becomes subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon exercise either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization).

Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

6.	Entire Agreement; Governing Law and Venue.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or the Option Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco City and County, California, or the federal courts for the United States for the Northern District of California and no other courts, where this grant is made and/or to be performed.

7.	Acknowledgements. The Optionee acknowledges the following:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(d) the Optionee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer to terminate the Optionee’s employment relationship at any time;

(e) the Optionee is voluntarily participating in the Plan;

(f) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, or any Subsidiary or affiliate of the Company;

(g) the Option grant and the Optionee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary or affiliate of the Company;

(h) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(i) the value of the Shares acquired upon exercise may increase or decrease, even below the Exercise Price; and

(j) for Optionees who reside outside the U.S., the following additional provisions shall apply:

i.	the Option and the Shares subject to the Option are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of the Optionee’s employment or service contract, if any;

ii.	the Option and the Shares subject to the Option are not intended to replace any pension rights;

iii.

no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of the Optionee’s employment by the Company or the Employer (whether or not in breach of employment laws in the country where the Optionee resides and whether or not later found to be invalid) and in consideration of the grant of the Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

iv.	in the event of termination of the Optionee’s employment (whether or not in breach of employment laws in the country where the Optionee resides and whether or not later found to be invalid), the Optionee’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that the Optionee is no longer actively providing services and will not be extended by any notice period mandated under employment laws in the country where the Optionee resides (e.g., active employment would not include a period of “garden leave” or similar period); furthermore, in the event of termination of the Optionee’s employment (whether or not in breach of employment laws in the country where the Optionee resides and whether or not later to be found invalid), the Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of the Optionee’s active services and will not be extended by any notice period; the Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of the Option grant (including whether the Optionee may still be considered actively providing services while on an approved leave of absence).

8.	No Advice Regarding Grant.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of the underlying Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.	Data Privacy.

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Optionee understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionees who reside outside the United States understand that they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative. The Optionee understands, however, that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

10.	Electronic Delivery.

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

11.	Language.

If the Optionee has received this Option Agreement or any other document related to the Option and/or the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

12.	Severability.

The provisions of this Option Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

13.	Appendix.

Notwithstanding any provisions in the Option Agreement, the Option shall be subject to any special terms and conditions set forth in the Appendix for the Optionee’s country of residence. Moreover, if the Optionee relocates to one of the countries included in the Appendix during the life of the Option, the special terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with the relevant laws concerning the issuance or sale of Shares or to facilitate the administration of the Plan. The Appendix constitutes part of the Option Agreement.

14.	Imposition of Other Requirements.

The Company reserves the right to impose other requirements on the Option and the Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable in order to comply with the relevant laws concerning the issuance or sale of Shares or to facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including the Appendix. The Optionee has reviewed the Plan and this Option Agreement, including the Appendix, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	SERVICESOURCE INTERNATIONAL, INC.

Signature	By

Print Name	Title

Residence Address

APPENDIX TO THE

GLOBAL STOCK OPTION AGREEMENT FOR OPTIONEES

This Appendix to the Global Stock Option Agreement includes additional terms and conditions that govern participation in the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”) if the Optionee resides in one of the countries listed herein. This Appendix forms part of the Option Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Option Agreement and the Plan.

This Appendix also includes information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the Option and acquires Shares or when the Optionee subsequently sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment to another country after the Option is granted, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Optionee. In addition, the Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to the Optionee.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Optionee makes or receives a payment in excess of this amount, the Optionee is responsible for obtaining the appropriate form from a German federal bank and complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Sale Restriction. In the event that the Option or a portion thereof vests and becomes exercisable within six months of the date of grant, the Optionee agrees that the Optionee will not sell the Shares issued upon exercise prior to the six-month anniversary of the date of grant.

Notifications

Securities Law Information. Warning: The Option and any Shares acquired upon exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to Service Providers of the Company, its subsidiaries or affiliates. The Plan, the Option Agreement, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor have the documents been reviewed by any regulatory authority in Hong Kong. The Option is intended only for the personal use of each eligible Service Provider of the Employer, the Company or any Subsidiary or affiliate and may not be distributed to any other person. The Optionee is advised to exercise caution in relation to the Option. If the Optionee is in any doubt about any of the contents of the Option Agreement, including this Appendix, or the Plan, the Optionee should obtain independent professional advice.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

IRELAND

Notifications

Director Notification Obligation. The Optionee acknowledges that if he or she is a director, shadow director or secretary of the Company’s Irish Subsidiary, the Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the Option, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Optionee’s spouse or children under the age of 18 (whose interests will be attributed to the Optionee if the Optionee is a director, shadow director or secretary).

MALAYSIA

Notifications

Insider Trading Notification. The Optionee understands that Malaysian insider-trading rules exist, which may impact the acquisition or disposal of Shares under the Plan by the Optionee. Under the Malaysian insider-trading rules, the Optionee is prohibited from acquiring or disposing of Shares or rights to acquire Shares (e.g., the Option) when in possession of information which is not generally available, and which the Optionee knows or should know will have a material effect on the price of Shares once such information is generally available.

Director Notification. If the Optionee is a director of a Subsidiary in Malaysia, the Optionee is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary in writing when the Optionee receives an interest in the Company (e.g., the Option, Shares). In addition, the Optionee must notify the Malaysian Subsidiary when he or she sells shares of the Company (including when the Optionee sells Shares acquired under the Plan). These notifications must be made within 14 days of acquiring or disposing of any interest in the Company.

SINGAPORE

Notifications

Director Notification Obligation. The Optionee acknowledges that if he or she is a director, associate director or shadow director of a Singapore Subsidiary, the Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Optionee receives an interest (e.g., the Option or Shares) in the Company or any Subsidiary within two days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the Shares are sold), or (iii) becoming a director.

Securities Law Information. The Optionee understands that the Option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Optionee further understands that neither the Plan nor the Option Agreement have been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Optionee understands and acknowledges that the Option is subject to section 257 of the SFA and the Optionee will not be able to make any subsequent sale of Shares in Singapore, or any offer of such subsequent sale of the Shares acquired upon exercise, unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

UNITED KINGDOM

Terms and Conditions

For Services Providers who are Employees, the following additional terms and conditions apply to the Option Agreement. These terms and conditions, as well as the provisions related to withholding contained in the Option Agreement, do not apply if Optionee is a Consultant who is self-employed.

Tax Reporting and Payment Liability. The following provision supplements Section 5 (Tax Consequences) of the Option Agreement:

The Optionee agrees that if the Employer or the Company does not withhold or otherwise collect the full amount of income tax that the Optionee owes due to the exercise of the Option or release, assignment or cancellation of the Option (the “Chargeable Event”) from the Optionee within ninety (90) days after the Chargeable Event or such other period as required by U.K. law (the “Due Date”), then the amount that should have been withheld or collected shall constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”) and it will be immediately due and repayable by the Optionee and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in Section 5 of the Option Agreement.

Notwithstanding the foregoing, if the Optionee is an executive officer or director (as within the meaning of the Exchange Act), the terms of the provision above will not apply. In the event that the Optionee is an executive officer or director and income tax is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Optionee on which additional income tax and National Insurance Contributions (“NICs”) (including Employer’s NICs, as defined below) may be payable. The Optionee understands that he or she will be responsible for reporting any income tax and NICs (including Employer’s NICs, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.

Joint Election. As a condition of participation in the Plan, the Optionee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Employer in connection with the exercise of the Option and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, the Optionee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Employer’s NICs to the Employee. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company and/or the Employer. The Optionee further agrees that the Company and/or the Employer may collect the Employer’s NICs from him or her by any of the means set forth in Section 5 of the Option Agreement.

If the Optionee does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by the Optionee and the Company or the Employer, as applicable, the Company, in its sole discretion and without any liability to the Company or the Employer, may choose not to issue or deliver any shares to the Employee upon exercise of the Option.

(Joint Election Form below)

UNITED STATES

Terms and Conditions

Non-Transferability of Option. The following provision replaces Section II(3) of this Option Agreement:

The Optionee may transfer his or her Option (other than Incentive Stock Options), but only without receiving any consideration for the transfer, to members of his or her family (which may include the Optionee) or to trusts, partnerships, foundations or similar entities for the benefit of such family members, but in each case only as permitted under a U.S. Securities & Exchange Commission Form S-8 registration statement, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Option Agreement. Otherwise, this Option may not be transferred in any manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrations, heirs, successors, transferees and assigns of the Optionee.

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”) and the Option that has been granted to you by ServiceSource International, Inc. (the “Company”), you are required to enter into a joint election to transfer to you any liability for employer national insurance contributions (the “Employer NICs”) that may arise in connection with the grant of the Option or in connection with future options granted to you by the Company under the Plan (the “Joint Election”).

If you do not agree to enter into the Joint Election, the grant of the option will be worthless and you will not be able to exercise the Option or receive any benefit in connection with the Option.

By entering into the Joint Election:

•

you agree that any liability for Employer’s NICs that may arise in connection with or pursuant to the exercise of the Option (and the acquisition of Shares) or other taxable events in connection with the Option will be transferred to you; and

•	you authorise the Company and/or your employer to recover an amount sufficient to cover this liability by any method set forth in the Option Agreement and/or the Joint Election.

By accepting the Option by signing the Option Agreement, you are agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Option Agreement

and the Joint Election.

Please print and keep a copy of the Joint Election

for your records.

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.	The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options and/or restricted stock units (“Awards”) pursuant to the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”), and

B.

ServiceSource International, Inc., with its registered offices at 634 2nd Street, San Francisco, California 94107, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

I.	INTRODUCTION

1.	This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a chargeable event within paragraph 3B(1A)(a) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(a)	the acquisition of securities pursuant to stock options and/or restricted stock units (within section 477(3)(a) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”));

(b)	the assignment (if applicable) or release of the stock options and/or restricted stock units (within section 477(3)(b) of ITEPA);

(c)	the receipt of any other benefit in money or money’s worth in connection with the stock options and/or restricted stock units (within section 477(3)(c) of ITEPA); and/or

(d)	post-acquisition charges relating to shares acquired under the stock options and/or restricted stock units (within section 427 of ITEPA), each a “Chargeable Event”. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

2.	This Election applies to all Awards granted to the Employee under the Plan on or after [insert date] up to the termination date of the Plan.

3.	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

4.	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

II.	THE ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

III.	PAYMENT OF THE EMPLOYER’S LIABILITY

1.	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(a)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(b)	directly from the Employee by payment in cash or cleared funds; and/or

(c)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(d)	by any other means specified in the applicable award agreement.

2.	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

3.	The Company agrees to remit the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days if payments are made electronically).

IV.	DURATION OF ELECTION

1.	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

2.	This Election will continue in effect until the earliest of the following:

(a)	the Employee and the Company agree in writing that it should cease to have effect;

(b)	on the date the Company serves written notice on the Employee terminating its effect;

(c)	on the date HM Revenue & Customs withdraws approval of this Election; or

(d)	after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on

behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

SSI Europe UK Limited

Registered Office:	5 New Street Square, London, United Kingdom, EC4A 3TW

Company Registration Number:	7253138

Corporation Tax District:	CT Operations (Large & Complex CRM) 16 North Government Buildings Ty Glas Llanishen Cardiff CF14 5FP

Corporation Tax Reference:	42508 00092

PAYE District:	Customer Operations Employer Office BP4009 Chillingham House Benton Park View Newcastle upon Tyne NE98 1ZZ

PAYE Reference:	083/WA49060

ServiceSource Europe (UK Branch) Limited

Registered Office:	Block AA Cherrywood Science and Technology Park, Loughlinstown, Co Dublin Ireland

Company Registration Number:	FC028150

Corporation Tax District:	CT Operations (Large & Complex CRM) 16 North Government Buildings Ty Glas Llanishen Cardiff CF14 5FP

Corporation Tax Reference:	95780 19547

PAYE District:	Customer Operations Employer Office BP4009 Chillingham House Benton Park View Newcastle upon Tyne NE98 1ZZ

PAYE Reference:	951/JA16525

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in the Agreement.

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNIT

Name:

You have been granted an Award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the Agreement, as follows:

Date of Grant:

Total Number of RSUs Granted:

Vesting Schedule: The RSUs awarded by this Agreement shall vest in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

II.	AGREEMENT

1. Grant of Restricted Stock Unit. The Company hereby grants to the Participant named in the Notice of the Grant of Restricted Stock Units attached as Part I of this Restricted Stock Unit Award Agreement (“Notice of Grant”) an Award of RSUs, as set forth in the Notice of Grant and subject to the terms and conditions in the Restricted Stock Unit Agreement, including any special terms and conditions for the Participant’s country of residence contained in the Appendix (as defined below) (together, the “Agreement”) and the Plan (which is incorporated herein by reference).

2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. The RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant.

4. Forfeiture upon Termination as Employee, Director or Consultant. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company. If the Participant resides outside of the United States, in the event of termination of Participant’s employment (whether or not in breach of employment laws in the country where the Participant resides and whether or not later found to be invalid), Participant’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing services and will not be extended by any notice period mandated under employment laws in the country where the Participant resides (e.g., active employment would not include a period of “garden leave” or similar period); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the Award (including whether or not the Participant may still be considered as actively providing services while on an approved leave of absence).

5. Payment after Vesting. Any RSUs that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares, provided that to the extent determined appropriate by the Company, the minimum statutorily required local, foreign, federal, and state withholding of Tax-Related Items (as defined in paragraph 7 below) with respect to such RSUs will be paid by reducing the number of vested RSUs actually paid to the Participant.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Responsibility for Taxes. Regardless of any action the Company or the Subsidiary employing the Participant (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including but not limited to, the grant, vesting or settlement of the RSUs, the issuance of Shares upon settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any Dividend Equivalents; and (2) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Participant’s participation in the Plan to reduce or eliminate the Participant’s liability for Tax-Related Items or to achieve any particular tax result. Further, if the Participant becomes subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents to satisfy the obligations with regard to all Tax-Related Items by withholding in Shares to be issued upon vesting/settlement of the RSU; provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Alternatively, should such method be impermissible or impractical in a particular jurisdiction, the Company may, in its sole discretion, use one or a combination of the following methods:

(i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon exercise either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization).

If the Participant is subject to the short-swing profit rules of Section 16(b) of the Exchange Act, then withholding shall only be by withholding in Shares or the Participant shall be entitled to elect the method of withholding from the alternatives above.

If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the vested RSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Participant’s participation in the Plan.

Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

8. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker designated by the Company.

9. No Effect on Employment. The terms of the Participant’s employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Employer (as the case may be). The terms of this Agreement shall not affect the rights of the Company or the Employer to terminate or change the terms of the employment of the Participant at any time for any reason whatsoever, with or without good cause or notice, unless otherwise provided in an employment agreement.

10. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

11. Acknowledgements. The Participant acknowledges the following:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs, even if RSUs have been awarded repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) the Participant’s participation in the Plan shall not create a right to further employment with the Company or the Employer;

(e) the Participant is voluntarily participating in the Plan;

(f) the Award and the Shares subject to the Award are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, or any Subsidiary or affiliate of the Company;

(g) the Award and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary or affiliate of the Company;

(h) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(i) for Participants who reside outside the U.S., the following additional provisions shall apply:

i.	the Award and the Shares subject to the Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of the Participant’s employment or service contract, if any;

ii.	the Award and the Shares subject to the Award are not intended to replace any pension rights; and

iii.	no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of the Participant’s services by the Company or the Employer (whether or not in breach of employment laws in the country where the Participant resides and whether or not later found to be invalid) and in consideration of the Award of RSUs to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims.

12. No Advice Regarding Award. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying Shares. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

13. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other Award materials by and among, as applicable, the Employer, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Participant understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participants who reside outside the U.S. understand that they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

14. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any local, foreign, state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such local, foreign, state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

16. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

17. Governing Law and Venue. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco City and County, California, or the federal courts for the United States for the Northern District of California and no other courts, where this grant is made and/or to be performed.

18. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The

Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19. Language. If the Participant has received this Agreement or any other document related to the Award and/or the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

20. Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

21. Appendix. Notwithstanding any provisions in the Agreement, the Award shall be subject to any special terms and conditions set forth in the Appendix for the Participant’s country of residence. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country shall apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with the relevant laws concerning the issuance or sale of Shares or to facilitate the administration of the Plan. The Appendix constitutes part of the Agreement.

22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Award of RSUs and the Shares acquired upon vesting of the RSUs, to the extent the Company determines it is necessary or advisable in order to comply with the relevant laws concerning the issuance or sale of Shares or to facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement, including the Appendix, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	SERVICESOURCE INTERNATIONAL, INC.

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address

APPENDIX TO THE

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

This Appendix to the Global Restricted Stock Unit Award Agreement includes additional terms and conditions that govern participation in the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”) if the Participant resides in one of the countries listed herein. This Appendix forms part of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement and the Plan.

This Appendix also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time the Participant vests in the RSUs and acquires Shares or when the Participant subsequently sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Participant. In addition, the Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to the Participant.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Participant makes or receives a payment in excess of this amount, the Participant is responsible for obtaining the appropriate form from a German federal bank and complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Sale Restriction. In the event that the RSUs or a portion thereof vests and Shares are issued to the Participant within six months of the Date of Grant, the Participant agrees that he or she will not sell the Shares issued upon vesting of the RSUs prior to the six-month anniversary of the Date of Grant.

Notifications

Securities Law Information. Warning: The Award of the RSUs and any Shares acquired upon vesting of the RSUs do not constitute a public offering of securities under Hong Kong law and are available only to Service Providers of the Company, its Subsidiaries or affiliates. The Plan, the Agreement, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor have the documents been reviewed by any regulatory authority in Hong Kong. The Award is intended only for the personal use of each eligible Service Provider of the Employer, the Company or any Subsidiary or affiliate and may not be distributed to any other person. The Participant is advised to exercise caution in relation to the Award. If the Participant is in any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, the Participant should obtain independent professional advice.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

IRELAND

Notifications

Director Notification Obligation. The Participant acknowledges that if he or she is a director, shadow director or secretary of the Company’s Irish Subsidiary, the Participant must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the RSUs, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Participant’s spouse or children under the age of 18 (whose interests will be attributed to the Participant if the Participant is a director, shadow director or secretary).

MALAYSIA

Notifications

Insider Trading Notification. The Participant understands that Malaysian insider-trading rules exist, which may impact the acquisition or disposal of Shares under the Plan by the Participant. Under the Malaysian insider-trading rules, the Participant is prohibited from acquiring or disposing of Shares or rights to acquire Shares (e.g., the RSUs) when in possession of information which is not generally available, and which the Participant knows or should know will have a material effect on the price of Shares once such information is generally available.

Director Notification. If the Participant is a director of a Subsidiary in Malaysia, the Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary in writing when the Participant receives an interest in the Company (e.g., the RSUs, Shares). In addition, the Participant must notify the Malaysian Subsidiary when he or she sells shares of the Company (including when the Participant sells Shares acquired under the Plan). These notifications must be made within 14 days of acquiring or disposing of any interest in the Company.

SINGAPORE

Notifications

Director Notification Obligation. The Participant acknowledges that if he or she is a director, associate director or shadow director of a Singapore Subsidiary, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Participant receives an interest (e.g., the RSUs or Shares) in the Company or any Subsidiary within two days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the Shares are sold), or (iii) becoming a director.

Securities Law Information. The Participant understands that the RSUs are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Participant further understands that neither the Plan nor the Agreement have been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant understands and acknowledges that the RSUs are subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale of Shares in Singapore, or any offer of such subsequent sale of the Shares acquired upon vesting of the RSUs, unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

UNITED KINGDOM

Terms and Conditions

For Services Providers who are Employees, the following additional terms and conditions apply to the Agreement. These terms and conditions, as well as the provisions related to withholding contained in the Agreement, do not apply if Participant is a Consultant who is self-employed.

Tax Reporting and Payment Liability. The following provision supplements paragraph 7 (Responsibility for Taxes) of the Agreement:

The Participant agrees that if the Employer or the Company does not withhold or otherwise collect the full amount of income tax that the Participant owes due to the vesting of the RSUs or release, assignment or cancellation of the Award of RSUs (the “Chargeable Event”) from the Participant within ninety (90) days after the Chargeable Event or such other period as required by U.K. law (the “Due Date”), then the amount that should have been withheld or collected shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”) and it will be immediately due and repayable by the Participant and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in paragraph 7 of the Agreement.

Notwithstanding the foregoing, if the Participant is an executive officer or director (as within the meaning of Section 13(k) of the Exchange Act), the terms of the provision above will not apply. In the event that the Participant is an executive officer or director and income tax is not collected from or paid by the Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions (“NICs”) (including Employer’s NICs, as defined below) may be payable. The Participant understands that he or she will be responsible for reporting any income tax and NICs (including Employer’s NICs, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.

Joint Election. As a condition of participation in the Plan, the Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Employer in connection with the Award and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, the Participant agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Employer’s NICs to the Employee. The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company and/or the Employer. The Participant further agrees that the Company and/or the Employer may collect the Employer’s NICs from him or her by any of the means set forth in paragraph 7 of the Agreement.

If the Participant does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by the Participant and the Company or the Employer, as applicable, the Company, in its sole discretion and without any liability to the Company or the Employer, may choose not to issue or deliver any shares to the Employee upon vesting of the RSUs.

(Joint Election Form below)

UNITED STATES

Terms and Conditions

Grant is Non-Transferable. The following provision replaces Section II(10) of this Agreement:

The Participant may transfer his or her grant of RSUs but only without receiving any consideration for the transfer, to members of his or her family (which may include the

Participant) or to trusts, partnerships, foundations or similar entities for the benefit of such family members, but in each case only as permitted under a U.S. Securities & Exchange Commission Form S-8 registration statement, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Agreement. Otherwise, the grant of RSUs and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process except upon the Participant’s death or by will or by the laws of descent and distribution as provided in paragraph 6. The terms of the Plan and this Agreement shall be binding upon the executors, administrations, heirs, successors, transferees and assigns of the Participant. Except as provided herein, upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”) and the RSUs that have been awarded to you by ServiceSource International, Inc. (the “Company”), you are required to enter into a joint election to transfer to you any liability for employer national insurance contributions (the “Employer NICs”) that may arise in connection with the Award of RSUs or in connection with future RSUs awarded to you by the Company under the Plan (the “Joint Election”).

If you do not agree to enter into the Joint Election, the Award of RSUs will be worthless and you will not be able to vest in the RSUs or receive any benefit in connection with the Award.

By entering into the Joint Election:

•

you agree that any liability for Employer’s NICs that may arise in connection with or pursuant to the vesting of the RSUs (and the acquisition of Shares) or other taxable events in connection with the Award will be transferred to you; and

•	you authorise the Company and/or your employer to recover an amount sufficient to cover this liability by any method set forth in the Agreement and/or the Joint Election.

By accepting the Award, you are agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Agreement

and the Joint Election.

Please print and keep a copy of the Joint Election

for your records.

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.	The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options and/or restricted stock units (“Awards”) pursuant to the ServiceSource International, Inc. 2011 Equity Incentive Plan (the “Plan”), and

B.

ServiceSource International, Inc., with its registered offices at 634 2nd Street, San Francisco, California 94107, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

I.	INTRODUCTION

1.	This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a chargeable event within paragraph 3B(1A)(a) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(a)	the acquisition of securities pursuant to stock options and/or restricted stock units (within section 477(3)(a) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”));

1.

(b)	the assignment (if applicable) or release of the stock options and/or restricted stock units (within section 477(3)(b) of ITEPA);

2.

(c)	the receipt of any other benefit in money or money’s worth in connection with the stock options and/or restricted stock units (within section 477(3)(c) of ITEPA); and/or

3.

(d)	post-acquisition charges relating to shares acquired under the stock options and/or restricted stock units (within section 427 of ITEPA), each a “Chargeable Event”. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.\

2.	This Election applies to all Awards granted to the Employee under the Plan on or after [insert date] up to the termination date of the Plan.

3.	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

4.	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

II.	THE ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

III.	PAYMENT OF THE EMPLOYER’S LIABILITY

1.	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(a)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(b)	directly from the Employee by payment in cash or cleared funds; and/or

(c)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(d)	by any other means specified in the applicable award agreement.

2.	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

3.	The Company agrees to remit the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days if payments are made electronically).

IV.	DURATION OF ELECTION

1.	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

2.	This Election will continue in effect until the earliest of the following:

(a)	the Employee and the Company agree in writing that it should cease to have effect;

(b)	on the date the Company serves written notice on the Employee terminating its effect;

(c)	on the date HM Revenue & Customs withdraws approval of this Election; or

(d)	after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

SSI Europe UK Limited

Registered Office:	5 New Street Square, London, United Kingdom, EC4A 3TW

Company Registration Number:	7253138

Corporation Tax District:	CT Operations (Large & Complex CRM) 16 North Government Buildings Ty Glas Llanishen Cardiff CF14 5FP

Corporation Tax Reference:	42508 00092

PAYE District:	Customer Operations Employer Office BP4009 Chillingham House Benton Park View Newcastle upon Tyne NE98 1ZZ

PAYE Reference:	083/WA49060

ServiceSource Europe (UK Branch) Limited

Registered Office:	Block AA Cherrywood Science and Technology Park, Loughlinstown, Co Dublin Ireland

Company Registration Number:	FC028150

Corporation Tax District:	CT Operations (Large & Complex CRM) 16 North Government Buildings Ty Glas Llanishen Cardiff CF14 5FP

Corporation Tax Reference:	95780 19547

PAYE District:	Customer Operations Employer Office BP4009 Chillingham House Benton Park View Newcastle upon Tyne NE98 1ZZ

PAYE Reference:	951/JA16525

SERVICESOURCE INTERNATIONAL, INC.

2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the ServiceSource International, Inc., 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Award Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK

Name:

You have been granted the number of Shares of Restricted Stock of the Company set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Restricted Shares Granted:

Period of Restriction and Release of Shares from the Company’s Return Right (see Sections I.2 and I.3 of this Agreement)	During the Period of Restriction, the Shares shall be subject to the Company’s Return Right, which shall lapse as follows: [INSERT VESTING SCHEDULE]

II.	AGREEMENT

1. Grant of Restricted Stock. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock attached as Part I of this Agreement (the “Notice of Grant”) the number of Shares of Restricted Stock specified in the Notice of Grant, subject to the terms and conditions of this Agreement and the Plan. In consideration of such grant, the Participant agrees to be bound by such terms and conditions, and by the terms and conditions of the Plan.

2. Period of Restriction. During the Period of Restriction specified in the Notice of Grant, the Shares shall remain subject to the Company’s Return Right (defined in Section 3). The Period of Restriction shall expire and the Company’s Return Right shall lapse as to the Shares granted in the amount(s) and on the date(s) and terms specified in the Notice of Grant (each, a “Release Date”); provided, however, that no Shares shall be released on any Release Date if the Participant has terminated as a Service Provider on or prior to such date. Any and all Shares subject to the Company’s Return Right at any time shall be defined in this Agreement as “Unreleased Shares.”

3. Company’s Return Right. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any reason (including death or Disability) or no reason, the Participant’s Unreleased Shares shall be automatically returned to the Company on the effective date of the Participant’s termination (the “Return Right”), whereupon the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Shares to its own name.

4. Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees contemplated by this Agreement and the Notice of Grant, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Return Right in accordance with this Agreement and the Notice of Grant. In addition, as a condition to any transfer of the Shares after expiration of the Company’s Return Right, the Company may, in its discretion, require: (i) that the Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Laws.

5. Retention of Shares. To ensure the availability for delivery of the Participant’s Unreleased Shares upon their return to the Company pursuant to the Company’s Return Right, the Company shall retain possession of the share certificates representing the Unreleased Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Company shall hold the Unreleased Shares and related stock assignment until the Company’s Return Right expires as to such Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company a spousal consent acknowledging the Company’s Return Right. When the Return Right has been exercised or expires, the Company shall promptly deliver the certificate to the Company or the Participant, as the case may be.

6. Stockholder Rights. Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Shares while they are retained by the Company pursuant to Section 5, including without limitation, the right to vote the Shares. If, from time to time during the term of the Return Right, there is (i) any cash, stock or other dividend paid with respect to the Shares, (ii) a stock split or other change in the Shares, (iii) any Change in Control or (iv) any other change in the Company’s capitalization set forth in Section 19(a) of the Plan, any and all new, substituted or additional cash, securities or other consideration to which the Participant shall be entitled by reason of the Participant’s ownership of the Shares shall be immediately subject to the terms of this Notice and Agreement (including vesting), and shall be deemed included thereafter as “Shares” for purposes of this Notice and Agreement and the Company’s Return Right.

7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND THE COMPANY’S RETURN RIGHT AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. U.S. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement and the Notice of Grant. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement and the Notice of Grant. The Participant understands that for U.S. taxpayers, Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to claim return of the Shares pursuant to the Company’s Return Right. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Shares are acquired rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

9. Taxation at Lapse of Company’s Return Right. Notwithstanding any contrary provision of this Agreement and the Notice of Grant, no certificate representing the Shares exercised shall be released, unless and until satisfactory arrangements (as determined by the Administrator, in its sole discretion) will have been made by the Participant with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to the lapsing of the Company’ Return Right for of such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash (or by check), (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld, or (c) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount statutorily required to be withheld.

10. General.

(a) The Agreement and Notice of Grant and the Plan, which is incorporated herein by reference, represent the entire agreement between the parties with respect to the Shares of Restricted Stock granted to the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement and the Notice of Grant, the terms and conditions of the Plan shall prevail.

(B) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES PURSUANT TO THIS AGREEMENT AND THE NOTICE OF GRANT SHALL BE EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR DIRECTOR AND BY THE COMPANY’S ATTAINMENT OF THE RELEASE CONDITIONS SPECIFIED IN THE NOTICE OF GRANT, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING SHARES HEREUNDER.

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By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement and the Notice of Grant. The Participant has reviewed the Plan and this Agreement and the Notice of Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement and the Notice of Grant. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement and the Notice of Grant. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	SERVICESOURCE INTERNATIONAL, INC.

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,             , hereby sell, assign and transfer unto             (            ) shares of the Common Stock of ServiceSource International, Inc. standing in my name of the books of said corporation represented by Certificate No.             herewith and do hereby irrevocably constitute and appoint             to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement (including the Notice of Grant therein) between ServiceSource International, Inc. and the undersigned dated            , 201    .

Dated:             , 201

Signature:

Print Name:

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.

The purpose of this assignment is to enable the Company to exercise its Return Right as set forth in the Agreement and the Notice of Grant, without requiring additional signatures on the part of the Participant.